UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2012

Corporate Capital Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number:  814-00827

Maryland	27-2857503
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CNL Center at City Commons 450 South Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 745-3797

____________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c)           At a meeting held on December 14, 2012 (the “Board Meeting”), the Board of Directors (the “Board”) of Corporate Capital Trust, Inc. (the “Company”) approved the following management changes, effective January 1, 2013.

Steven D. Shackelford will become President of the Company, effective January 1, 2013.  In addition, Mr. Shackelford has recently been appointed as president and investment committee member of CNL Fund Advisors Company (“CNL”), which is the Company’s investment advisor.  In these roles, he will lead all investment and operating activities for CNL and the Company.  Mr. Shackelford joined CNL Financial Group, LLC in 1996 and since that time has served as chief financial officer and/or chief operating officer for multiple companies affiliated with CNL Financial Group, LLC where he focused on strategic, financial and operational management and gained extensive expertise in leading and managing public companies.  Specifically, from March 2009 to December 2012, Mr. Shackelford served as chief financial officer of Global Growth Trust, Inc. and Global Income Trust, Inc., which are public, non-traded real estate investment trusts.  From March 2007 to October 2009, Mr. Shackelford served as chief financial officer and chief operating officer of CNL Real Estate Advisors Company, an affiliate of CNL.  From February 2005 to February 2007, Mr. Shackelford served as chief financial officer and chief operating officer of Trustreet Properties, Inc., which at the time traded on the NYSE under the ticker symbol TSY and was the largest company of its kind in the United States.  Prior to Trustreet, Mr. Shackelford served as chief operating officer and executive vice president of CNL Restaurant Properties, Inc., which he joined in September 1996 after 10 years with Price Waterhouse, where he was senior manager in the national office as well as the Paris, France office.  Mr. Shackelford received his undergraduate degree in accounting and an M.B.A. from Florida State University.  He is a certified public accountant.

There are no arrangements or understandings between Mr. Shackelford and any other person pursuant to which Mr. Shackelford was selected to be President of the Company.  He is not related to any other director or executive officer of the Company.  The Company does not pay any compensation to any of the Company’s executive officers.  Accordingly, Mr. Shackelford will receive no compensation from the Company for his role as President.  He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Andrew A. Hyltin, the Company’s current Chief Executive Officer and President, will continue to hold office as the Company’s Chief Executive Officer following Mr. Shackelford’s appointment.

In addition, on December 14, 2012, Frederick Goltz gave notice to the Board that he would resign as a director of the Company, effective if and when his resignation was accepted by the Board and upon the Board’s election of his successor.  At the Board Meeting, the Board accepted Mr. Goltz’s resignation and named his successor, rendering Mr. Goltz’s resignation effective.  Mr. Goltz’s decision to resign was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d)           Effective December 14, 2012, the Board elected Mr. Erik A. Falk as a director of the Company.  Mr. Falk, a Member of KKR, joined KKR in 2008 and is its co-head of leveraged credit, as well as a member of the Portfolio Management Committee of KKR Asset Management LLC (“KAM”).  Previously, Mr. Falk was a portfolio manager with responsibility across KAM’s credit strategies covering a number of sectors, including industrials, energy, chemicals, business services and structured products..  Prior to joining KKR & Co., Mr. Falk was a Managing Director at Deutsche Bank Securities Inc., where he was most recently global co-head of the Securitized Products Group.  Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department.  Mr. Falk holds a B.S. and M.S. from Stanford University.

There are no arrangements or understandings between Mr. Falk and any other person pursuant to which Mr. Falk was selected to be a director of the Company.  He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events

(a)           In addition to the changes described above, Deryck A. Harmer, Senior Vice President of the Company, will leave the Company and assume an executive role within CNL Capital Markets.  Furthermore, Nathan P. Headrick has been appointed Senior Vice President, effective January 1, 2013.  Mr. Headrick also will serve as the Company’s General Counsel, and continue to serve in his current position as the Company’s Chief Compliance Officer.

(b)           At the Board Meeting, the Board declared distributions that represent an annualized distribution yield of 7.125% based on the Company’s current public offering price of $10.95 per share.  The declared distributions of $0.015004 are for weekly record dates between January 1, 2013 through and including March 26, 2013.  The distributions will be paid monthly.  The annualized distribution yield should not be interpreted to be a measure of the Company’s current or future performances.  It is anticipated that these distributions, in the aggregate, will be substantially supported by taxable income in 2013.  The sources of distributions will be disclosed in the Company’s regular financial reports. On December 14, 2012, we issued a press release announcing this distribution declaration.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated December 17, 2012.

Forward-Looking Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology.  Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements.  Given these uncertainties, we caution investors and potential investors not to place undue reliance on such statements.  We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2012	CORPORATE CAPITAL TRUST, INC.

	By:	/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre
Chief Financial Officer